                                   EXHIBIT 1

                            JOINT FILING AGREEMENT
                            ----------------------

     Pursuant to Rule 13d-1(k)(1)(iii), we the undersigned agree that the
Schedule 13G, to which this Joint Filing Agreement is attached as Exhibit 1, is filed on behalf of each of us.

Date:  February 13, 2001           MAYFIELD VII
                                   A California Limited Partnership

                                   By:  Mayfield VII Management Partners,
                                        a California Limited Partnership,
                                        Its General Partner

                                   By:  /s/ James T. Beck
                                       -----------------------------------
                                        James T. Beck, Authorized Signatory

                                   MAYFIELD VII MANAGEMENT PARTNERS
                                   A California Limited Partnership

                                   By:  /s/ James T. Beck
                                       -----------------------------------
                                        James T. Beck, Authorized Signatory

                                   MAYFIELD ASSOCIATES FUND II
                                   A California Limited Partnership

                                   By:  /s/ James T. Beck
                                       -----------------------------------
                                        James T. Beck, Authorized Signatory

                                   YOGEN K. DALAL

                                   By:  /s/ James T. Beck
                                       -----------------------------------
                                        James T. Beck, Attorney In Fact

                                   F. GIBSON MYERS, JR.

                                   By:  /s/ James T. Beck
                                       -----------------------------------
                                        James T. Beck, Attorney In Fact

                                   KEVIN A. FONG

                                   By:  /s/ James T. Beck
                                       -----------------------------------
                                        James T. Beck, Attorney In Fact


                             Pages 17 of 33 pages.

                                   WILLIAM D. UNGER

                                   By:  /s/ James T. Beck
                                       -----------------------------------
                                        James T. Beck, Attorney In Fact

                                   WENDELL G. VAN AUKEN, III

                                   By:  /s/ James T. Beck
                                       -----------------------------------
                                        James T. Beck, Attorney In Fact

                                   MICHAEL J. LEVINTHAL

                                   By:  /s/ James T. Beck
                                       -----------------------------------
                                        James T. Beck, Attorney In Fact

                                   A. GRANT HEIDRICH, III

                                   By:  /s/ James T. Beck
                                       -----------------------------------
                                        James T. Beck, Attorney In Fact



                             Page 18 of 33 pages.